Exhibit 10.2

Execution Version

FIRST AMENDMENT TO TERM LOAN AGREEMENT

Dated as of August 27, 2013

by and among

SELECT INCOME REIT,
as Borrower,

THE LENDERS PARTY HERETO,
as Lenders,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

CITIGROUP GLOBAL MARKETS INC.,
and
ROYAL BANK OF CANADA,
as Syndication Agents,

and

WELLS FARGO SECURITIES, LLC,
CITIGROUP GLOBAL MARKETS INC.,
and
RBC CAPITAL MARKETS, LLC,
as Joint Lead Arrangers and
Joint Bookrunners

and

RBS CITIZENS, N.A.,
and
MIZUHO CORPORATE BANK, Ltd.,
as Documentation Agents

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of August 27, 2013, by and among SELECT INCOME REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of July 12, 2012 (as in effect immediately prior to the effectiveness of this Amendment, the “Term Loan Agreement”), and desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Term Loan Agreement.  The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)                                 The Credit Agreement is amended by restating the definition of “LIBOR” set forth in Section 1.1. thereof in its entirety as follows:

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate appearing on the Reuters Screen LIBOR01 page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on the date that is two Business Days prior to the first day of such Interest Period and having a maturity equal to such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  Any change in such maximum rate shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

(b)                                 The Credit Agreement is amended by restating Section 9.7.(b) thereof in its entirety as follows:

(b)                                 The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, enter into any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect.

(c)                                  The Credit Agreement is amended by restating Section 10.1.(l)(i) in its entirety as follows:

(i)                                     Except for CommonWealth REIT, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 25.0% of the total voting power of the then outstanding voting stock of the Borrower;

Section 2. Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)                                 A counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and Lenders holding at least 66 2/3% of the principal amount of the aggregate outstanding Loans;

(b)                                 An Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(c)                                  Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.   Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Term Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

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(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Loan Parties to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5.  Certain References.  Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.

Section 6. Expenses.  The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect.  Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein.

Section 10. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

SELECT INCOME REIT

By:	/s/ David M. Blackman
Name: David M. Blackman
Title: President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
Name: D. Bryan Gregory
Title: Director

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CITIBANK, N.A., as a Lender

By:	/s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ G. David Cole
Name: G. David Cole
Title: Authorized Signatory

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MIZUHO CORPORATE BANK, as a Lender

By:
Name:
Title:

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RBS CITIZENS, N.A., as a Lender

By:
Name:
Title:

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

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BRANCH BANKING AND TRUST COMPANY., as a Lender

By:	/s/ Mark Edwards
Name: Mark Edwards
Title: Senior Vice President

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CENTRAL PACIFIC BANK, as a Lender

By:
Name:
Title:

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FIFTH THIRD BANK, an Ohio banking corporation, as a Lender

By:	/s/ Lauren Gajkowski
Name: Lauren Gajkowski
Title: Officer

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

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NATIONAL BANK OF ARIZONA, a national banking association, as a Lender

By:	/s/ Donica Gorra
Name: Donica Gorra
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Douglas E. Blackman
Name: Douglas E. Blackman
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael E. Hussey
Name: Michael E. Hussey
Title: Senior Vice President

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CHANG HWA COMMERCIAL BANK, LTD., NEW YORK, as a Lender

By:
Name:
Title:

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of August 27, 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Term Loan Agreement referred to below (the “Lenders”).

WHEREAS, Select Income REIT, a real estate investment trust organized under the laws of the State of Maryland (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of July 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of July 12, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a First Amendment to Term Loan Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Term Loan Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

[GUARANTORS]

By:
Name:
Title:

Address for Notices for all Guarantors:

Attention:
Telecopier:
Telephone:

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